IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT OBJECTIVE FOR ING THORNBURG VALUE PORTFOLIO

ING PARTNERS, INC.

ING Thornburg Value Portfolio

 (“Portfolio”)

Supplement dated September 18, 2012

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus, and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2012

(each a “Prospectus” and collectively “Prospectuses”)

On September 6, 2012, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name, investment objective, principal investment strategies, and expense structure. From the close of business on November 16, 2012 through the close of business on November 30, 2012, the Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions and such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about November 30, 2012, ING IM will begin managing the Portfolio under an interim sub-advisory agreement. The interim sub-advisory agreement may be in effect up to 150 days. A shareholder meeting will be held to approve the Portfolio’s new permanent sub-advisory agreement. In conjunction with the change to the Portfolio’s sub-adviser, Edward Maran and Connor Browne will be replaced as co-portfolio managers for the Portfolio with Christopher F. Corapi and Michael Pytosh.

In addition, the Portfolio’s Board approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio (the “Merger”).  ING IM is also the sub-adviser for ING Growth and Income Portfolio. Effective November 30, 2012, the Portfolio will have the same sub-adviser and principal investment strategies as ING Growth and Income Portfolio.

The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the Merger require approval by the Portfolio’s shareholders. A proxy statement/prospectus detailing the two proposals is expected to be mailed to shareholders on or about January 25, 2013, and a shareholder meeting is scheduled to be held on or about February 27, 2013. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about February 27, 2013 and the Merger of the Portfolio with and into ING Growth and Income Portfolio is expected to take place on or about March 23, 2013 (“Closing Date”).

1.                                       Effective on the close of business November 16, 2012, the Portfolio’s Prospectuses are hereby revised as follows:

a.               All references to “ING Thornburg Value Portfolio” are hereby deleted and replaced with “ING Growth and Income Core Portfolio.”

b.              The section entitled “Investment Objective” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

c.               The subsection entitled “Fees and Expenses of the Portfolio — Portfolio Turnover” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.

At the close of business on November 16, 2012, Thornburg Investment Management, Inc. will be terminated as sub-adviser to the Portfolio.  On November 30, 2012, ING Investment Management Co. LLC will begin managing the Portfolio.  During the period from the close of business November 16, 2012 through the close of business on November 30, 2012, the Portfolio is in a transition period which will result in significant buy and sell transactions which will likely cause an increase in the Portfolio’s portfolio turnover rate. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

d.              The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the sub-adviser (“Sub-Adviser”) believes have significant potential for capital appreciation, income growth, or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stocks principally for their income potential through dividends, or may acquire securities having a mix of these characteristics.  The Portfolio may also engage in option writing. The Portfolio may invest in certain higher risk investments such as derivative instruments including, but not limited to, put and call options. The Portfolio typically uses derivatives to seek to reduce exposure to volatility and to substitute for taking a position in the underlying asset.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In managing the Portfolio, the Sub-Adviser emphasizes stocks of larger companies; looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions; and utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (e.g., price-to-earnings ratios, growth rates, and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On September 6, 2012, the Portfolio’s Board of Directors approved a proposal to reorganize the Portfolio into ING Growth and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 23, 2012. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved.  After the reorganization you will hold shares of ING Growth and Income Portfolio. For more information regarding ING Growth and Income Portfolio, please contact a Shareholder Services representative at (800) 262-3862.

e.               The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit. Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments.

Interest Rate. With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.  Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

f.                 The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

From the close of business on November 16, 2012 through the close of business on November 30, 2012, the Portfolio will be managed by a transition manager in preparation for a sub-adviser change from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC.  Effective November 30, 2012, the following serve as adviser, sub-adviser, and portfolio managers to the Portfolio:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi	Michael Pytosh
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)

g.              The subsection entitled “Management of the Portfolios — ING Thornburg Value Portfolio” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

ING Growth and Income Core Portfolio

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2012, ING IM managed approximately $61.2 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Growth and Income Core Portfolio.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING IM in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
11/30/12	ING Growth and Income Core Portfolio	ING Investment Management Co. LLC*
08/07/06	ING Thornburg Value Portfolio	Thornburg Investment Management, Inc.**
Since Inception	ING MFS Capital Opportunities Portfolio	Massachusetts Financial Services Company

*   The Sub-Adviser change resulted in a corresponding change to the Portfolio’s name, investment objective, and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

**  The Sub-Adviser change resulted in a corresponding change to the Portfolio’s name, and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

2.                                       Effective November 30, 2012, the Portfolio’s Prospectuses are hereby revised as follows:

a.                                       The table and accompanying footnotes in the subsection entitled “Fees and Expenses of the Portfolio — Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Class ADV and Class S Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.65	0.65
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.07	0.07

Class		ADV	S
Total Annual Portfolio Operating Expenses	%	1.32	1.07
Waivers and Reimbursements(2)%		(0.28)	(0.23)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.04	0.84

(1)          Expense ratios have been adjusted to reflect current contractual rates.

(2)          The adviser is contractually obligated to limit expenses to 1.40%, and 1.15% for Class ADV and Class S shares, respectively, through May 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective November 30, 2012, the adviser is contractually obligated to further limit expenses to 1.04% and 0.84% for Class ADV and Class S shares, respectively, through May 1, 2014.  There is no guarantee this obligation will continue after May 1, 2014.  The obligation will only renew if the adviser elects to renew it.  Any fees waived pursuant to this obligation are not eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, pursuant to a side agreement effective November 30, 2012, the distributor is contractually obligated to waive 0.05% of the distribution fee for Class ADV shares through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will continue only if the distributor elects to renew it.

b.                                The table in the subsection entitled “Fees and Expenses of the Portfolio — Expense Examples” in the summary section of the Portfolio’s Class ADV and Class S Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$106	391	697	1,566
S	$86	317	568	1,285

c.                                       The table and accompanying footnotes in the subsection entitled “Fees and Expenses of the Portfolio — Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.65%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.82%
Waivers and Reimbursements(2)	(0.23)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.59%

(1)          Expense ratios have been adjusted to reflect current contractual rates.

(2)          The adviser is contractually obligated to limit expenses to 0.90% of Class I shares through May 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective November 30, 2012, the adviser is contractually obligated to further limit expenses to 0.59% of Class I shares through May 1, 2014.  There is no guarantee this obligation will continue after May 1, 2014.  The obligation will only renew if the adviser elects to renew it.  Any fees waived pursuant to this obligation are not eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

d.                                      The table in the subsection entitled “Fees and Expenses of the Portfolio — Expense Examples” in the summary section of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$60	239	432	992

e.                                       The table and accompanying footnotes in the subsection entitled “Fees and Expenses of the Portfolio — Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.65%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.32%
Waivers and Reimbursements(2)	(0.33)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.99%

(1)          Expense ratios have been adjusted to reflect current contractual rates.

(2)          The adviser is contractually obligated to limit expenses to 1.30% of Class S2 shares through May 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective November 30, 2012, the adviser is contractually obligated to further limit expenses to 0.99% of Class S2 shares through May 1, 2014.  There is no guarantee this obligation will continue after May 1, 2014.  The obligation will only renew if the adviser elects to renew it.  Any fees waived pursuant to this obligation are not eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2013. There is no guarantee that the distribution fee waiver will continue after May 1, 2013. The distribution fee waiver will only renew if the distributor elects to renew it.

d.                                      The table in the subsection entitled “Fees and Expenses of the Portfolio — Expense Examples” in the summary section of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$101	386	692	1,561

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT OBJECTIVE FOR ING THORNBURG VALUE PORTFOLIO

ING PARTNERS, INC.

ING Thornburg Value Portfolio

(“Portfolio”)

Supplement dated September 18, 2012

to the Portfolio’s Adviser Class (“Class ADV”), Service Class (“Class S”),

Initial Class (“Class I”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated April 30, 2012

On September 6, 2012, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name, investment objective, principal investment strategies, and expense structure. From the close of business on November 16, 2012 through the close of business on November 30, 2012, the Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions and such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about November 30, 2012, ING IM will begin managing the Portfolio under an interim sub-advisory agreement. The interim sub-advisory agreement may be in effect up to 150 days. A shareholder meeting will be held to approve the Portfolio’s new permanent sub-advisory agreement. In conjunction with the change to the Portfolio’s sub-adviser, Edward Maran and Connor Browne will be replaced as co-portfolio managers for the Portfolio with Christopher F. Corapi and Michael Pytosh.

In addition, the Portfolio’s Board approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio (the “Merger”).  ING IM is also the sub-adviser for ING Growth and Income Portfolio. Effective November 30, 2012, the Portfolio will have the same sub-adviser and principal investment strategies as ING Growth and Income Portfolio.

The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the Merger require approval by the Portfolio’s shareholders. A proxy statement/prospectus detailing the two proposals is expected to be mailed to shareholders on or about January 25, 2013, and a shareholder meeting is scheduled to be held on or about February 27, 2013. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about February 27, 2013 and the Merger of the Portfolio with and into ING Growth and Income Portfolio is expected to take place on or about March 23, 2013 (“Closing Date”).

1.                                       Effective on the close of business November 16, 2012, the Portfolio’s SAI is hereby revised as follows:

a.                                       All references to “ING Thornburg Value Portfolio” are hereby deleted and replaced with “ING Growth and Income Core Portfolio.”

b.                                      All references to Edward Maran and Connor Browne as portfolio managers for the Portfolio are hereby deleted.

c.                                       All references to “Thornburg Investment Management, Inc.” and “Thornburg” serving as sub-adviser to the Portfolio are hereby deleted.

d.                                      The column related to the Portfolio in the table of the subsection entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Restrictions” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Non-Fundamental Restriction	ING Growth and Income Core Portfolio
A
B	X
C	X
D
E
F
G
H
I-1
I-2
J
K-1
K-2
L
M
N
O
P
Q-1
Q-2
Q-3
Q-4
Q-5
Q-6	X
R-1
R-2
R-3
R-4
R-5
S
S-1	X
T	X
U	X
V	X
W	X
X	X
Y	X

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Non-Fundamental Restriction	ING Growth and Income Core Portfolio
Z	X

e.                                       The following sections are included following the table of subsection entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Restrictions” of the Portfolio’s SAI:

Q-6                             The Portfolio may invest up to 25% in foreign securities.  However, the Portfolio will not invest more than 5% in emerging market equity securities.

S-1                               The Portfolio will not invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  The Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

T                                        The Portfolio may invest in eurodollar convertible securities; eurodollar/yankee dollar instruments; foreign bank obligations; international debt securities; and sovereign debt securities (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

U                                       The Portfolio may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

V                                        The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

W                                   The Portfolio will not invest more than 5%, for purposes other than hedging in the following: financial futures contracts and related options; forward foreign currency contracts,; foreign currency options; foreign futures contracts and foreign options; index-, currency-, and equity-linked securities; options on futures; over-the counter options; stock index options; and straddles.  The Portfolio is not subject to this restriction with respect to the purchase and sale of put and call options.

X                                       The Portfolio may not invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s

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Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, considered by the adviser or the sub-adviser to be of comparable quality).

Y                                        The Portfolio may invest up to 10% of its net assets in supranational agencies.

Z                                        The certificates of deposit (interest-bearing time deposits) in which the Portfolio may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

f.                                         The line item with respect to the Portfolio in the table of the second paragraph of the section entitled “Sub-Advisers” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Sub-Adviser
ING Growth and Income Core Portfolio	ING Investment Management Co. LLC (“ING IM”)

g.                                      The subsection entitled “Portfolio Managers — ING Thornburg Value Portfolio” of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING Growth and Income Core Portfolio

From the close of business on November 16, 2012, through the close of business on November 30, 2012, the Portfolio will be managed by a transition manager in preparation for a sub-adviser change from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC.  Effective November 30, 2012, the following serve as sub-adviser and portfolio managers of the Portfolio:

Sub-Adviser: ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each Portfolio Manager as of June 30, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher F. Corapi	11	$8,520,988,483	5	$378,992,813	30	$2,821,919,740
Michael Pytosh	6	$6,622,691,557	3	$436,146,410	16	$2,765,351,841

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to this Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate

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accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation

Compensation consists of: (i) fixed base salary; (ii) a bonus, which is based on ING IM performance, one-, three-, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

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Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the S&P 500 Index for Mr. Corapi, and Mr. Pytosh as portfolio managers for ING Growth and Income Core Portfolio) and set performance goals to appropriately reflect requirements for the investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus benchmark and peer groups over one- three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance-, 5% net cash flow - and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards.  All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio managers’ fixed base salary compensation exceeds a particular threshold, he may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of August 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

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Portfolio Manager	Dollar Range of Fund Shares Owned
Christopher F. Corapi	None
Michael Pytosh	None

2.                                       Effective November 30, 2012, the Portfolio ‘s SAI is hereby revised as follows:

a.                                       The line item with respect to the Portfolio in the table of the sub-section entitled “Sub-Advisers — Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Sub-Adviser	Sub-Advisory Fee
ING Growth and Income Core Portfolio	ING IM	0.35% of the Portfolio’s average daily net assets

b.                                      The line item with respect to the Portfolio in the subsection entitled “Adviser — Expense Limitation Agreements” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING Growth and Income Core Portfolio(1)	1.40%	0.90%	1.15%	1.30%

(1)     Pursuant to a side agreement dated November 30, 2012, the Adviser has lowered the expense limits for ING Growth and Income Core Portfolio through at least May 1, 2014. The expense limits for the Portfolio are 1.04%, 0.59%, 0.84%, and 0.99% for Class ADV, Class I, Class S, and Class S2 shares, respectively. If, after May 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if the Adviser elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

c.                                       The line item with respect to the Portfolio in the table of the seventh paragraph of the section entitled “Rule 12b-1 Plans and Shareholder Service Plans” found on page 201 of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Class ADV	Class S	Class S2(2)
ING Growth and Income Core Portfolio(3)	0.50%	0.25%	0.50%

(3)     Pursuant to a side agreement effective November 30, 2012, the Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of the Portfolio, so that the actual distribution fee paid by the Portfolio is an annual rate of 0.20%. Absent this waiver, the distribution fee is 0.25% of net assets. The distribution fee waiver will continue through at least May 1, 2014. There is no guarantee that the distribution fee waiver will continue after this date.  The distribution fee waiver will continue only if the Distributor elects to renew it.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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